Exhibit 99.1

Li-Cycle Provides Organizational Structure Update

Li-Cycle to transition from regional to centralized management model to increase efficiencies

Li-Cycle expected to generate approximately $10 million in cost savings on an annualized basis through workforce reduction

TORONTO, Canada (March 26, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today provided a business update regarding its organizational structure.

As part of its previously disclosed ongoing comprehensive review and Cash Preservation Plan, which includes organizational right sizing and right shaping, the Company has made the strategic decision to transition from its regional management structure to a centralized model to better position the Company for future success and increase efficiencies.

Ajay Kochhar, Li-Cycle President and CEO, commented: “We are recalibrating our organizational structure to better align with the more focused priorities of Li-Cycle. We believe that a centralized model, and the consolidation of our operational and commercial teams, will increase efficiencies and facilitate cross-functional partnerships to enhance our planning process and ability to execute on our short- and long-term objectives. We remain focused on our key initiatives of completing our review of the go-forward plan for the Rochester Hub and evaluating additional financing and strategic alternatives after securing and closing the recent strategic financing from Glencore.”

To ensure the appropriate management organizational structure, the Company made the following leadership changes, effectively immediately:

Tim Johnston, Executive Chair, will transition to the role of interim non-executive Board Chair, where he will provide leadership, support, guidance and strategic advice to the Company. Considering Glencore’s nomination rights associated with the recently closed strategic financing, the Nominating and Corporate Governance Committee of the Board will be considering changes to Company’s Board and Committee composition, expected to be made immediately following Li-Cycle’s next annual general meeting in May 2024. It is expected that these changes will include identifying an independent Board Chair.

Conor Spollen, who has been with Li-Cycle since January 2022, has assumed the role of Chief Operating Officer (COO). In this role, Mr. Spollen will be responsible for Li-Cycle’s global Spoke operations driving safety, productivity, and cost-efficiency. In addition to overseeing Spoke operations, following the completion of the technical and economic review of the Rochester Hub project, he will be responsible for project delivery and the planned operation of the Rochester Hub. Mr. Spollen has more than 33 years of international mining and metallurgical experience, serving in leadership roles in a number of global companies, including at Vale, where he was, among other roles, Chief Operating Officer for Vale Base Metals’ operating mines and processing facilities in Canada, UK, China and Japan.

Dawei Li, who has been with Li-Cycle since July 2021, has assumed the new role of Chief Commercial Officer (CCO). In his new role, Mr. Li will lead Li-Cycle’s global commercial function and consolidate the global team’s strategy and approach to continue building strong partnerships with key battery market players. He previously led Li-Cycle’s Asia-Pacific region and brings 20 years of experience in strategy and business development and leading growth in untapped markets to drive robust performance. Previous to Li-Cycle, Mr. Li served as Global Business Director for lithium carbonate at Albemarle Corporation.

With the changes to the centralized and reduced size of the organization, Debbie Simpson, Chief Financial Officer, will be leaving the Company to pursue new opportunities. Since joining the Company in December 2021, Ms. Simpson has made a significant contribution to Li-Cycle through her executive leadership in financial management and strategic initiatives. She has helped lead the strategic funding roadmap for the Company and built a finance function to support the Company’s focus on fiscal responsibility and strong governance. Ms. Simpson will continue to support the team until May 31, 2024, to ensure a smooth transition.

The Company is pleased to announce that Craig Cunningham has joined Li-Cycle as its interim Chief Financial Officer, effective immediately. Mr. Cunningham has an extensive background in executive level leadership and brings more than 17 years of accounting, finance, operational, and capital markets experience. Most recently, he was Chief Financial Officer at Electra Battery Materials and prior to that served as Vice President and Regional Financial Officer at Kinross Gold.

With the change to a centralized organization model, Richard Storrie will cease serving as the Company’s Regional President, Europe, Middle East and Africa (EMEA) to pursue other opportunities. Mr. Storrie has provided strong leadership for the Company in both the EMEA and North America regions and has made significant contributions to Li-Cycle’s operations, commercial activities, and execution of its growth strategy. He will continue in an advisory role until May 31, 2024, to support the transition.

“We would like to extend our sincere thanks to Ms. Simpson and Mr. Storrie for their dedication and valuable contributions to the Company. We wish them the very best in their future endeavors,” said Mr. Kochhar. “We are also excited to welcome Mr. Spollen, Mr. Li and Mr. Cunningham to their new roles. We believe their leadership, expertise and experience will be key to Li-Cycle’s future success.”

In addition to the leadership changes, and as part of the Company’s Cash Preservation Plan and the change from a regional to a centralized management model, the Company is taking other steps to reduce its workforce, primarily at the corporate level. Overall, the Company expects to reduce approximately 60 positions, representing approximately 17% of the Company’s global workforce. The Company estimates that it will incur total charges of approximately $8.3 million in connection with the workforce reductions, with the majority of these costs to be incurred as cash severance payments over the next twelve months. These steps are expected to generate approximately $10 million in payroll and benefit cost savings on an annualized basis.

Mr. Kochhar continued, “I want to thank all of the impacted Li-Cycle team members, as they played a key role in helping us work towards our vision of creating a more sustainable lithium-ion battery supply chain. Although our Cash Preservation Plan is essential to position Li-Cycle for future success, we have deep appreciation and gratitude for their high-quality work and contributions and will provide the impacted Li-Cycle team members with support through a period of transition.”

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Contacts

Investor Relations

Nahla A. Azmy

Sheldon D’souza

investors@li-cycle.com

Media

Louie Diaz

media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the expected reduction of approximately 60 positions, representing approximately 17% of the Company’s global workforce; the estimated total charges of approximately $8.3 million in connection with the workforce reductions, with the majority of these costs to be incurred as cash severance payments over the next twelve months; the expected approximately $10 million in payroll and benefit cost savings on an annualized basis though the workforce reduction; the expectation that transition to a centralized model will better position the Company for future success and increase efficiencies; the expectations regarding the review of the go-forward plan for the Rochester Hub and the evaluation of additional financing and strategic alternatives; the expectations regarding the new management organizational structure; the expectations regarding changes to the Company’s Board and Committee composition, including identifying an independent Board chair; and the expectation that the leadership, expertise and experience of Mr. Spollen, Mr. Li and Mr. Cunnigham will be key to Li-Cycle’s future success. These statements are based on various assumptions, whether or not identified in this communication, including but not limited to assumptions regarding the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s expectations regarding near-term significant workforce reductions and the ability to right size and right shape the organization; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or execute any strategic transactions; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners; the success of the Cash Preservation Plan, the outcome of the review of the go-forward strategy of the Rochester Hub; Li-Cycle’s ability to attract new suppliers or expand its supply pipeline from existing suppliers; general economic conditions; currency exchange and interest rates; compensation costs; and inflation. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to economically and efficiently source, recover and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap, as well as third party black mass, and to meet the market demand for an environmentally sound, closed-loop solution for manufacturing waste and end-of-life lithium-ion batteries; Li-Cycle’s inability to successfully implement its global growth strategy, on a timely basis or at all; Li-Cycle’s inability to manage future global growth effectively; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle’s history of losses and expected significant expenses for the foreseeable future as well as additional funds required to meet Li-Cycle’s liquidity needs and capital requirements in the future not being available to Li-Cycle on acceptable terms or at all when it needs them; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; uncertainty related to the success of Li-Cycle’s Cash Preservation Plan and related past and expected near-term further significant workforce reductions; Li-Cycle’s inability to attract, train and retain top talent who possess specialized knowledge and technical skills; Li-Cycle’s failure to oversee and supervise strategic review of all or any of Li-Cycle’s operations and capital project and obtain financing and other strategic alternatives; Li-Cycle’s ability to service its debt and the restrictive nature of the terms of its debt; Li-Cycle’s potential engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; one or more of Li-Cycle’s current or future facilities becoming inoperative, capacity constrained or disrupted, or lacking sufficient feed streams to remain in operation; the potential impact of the pause in construction of the Rochester Hub on the authorizations and permits granted to Li-Cycle for the operation of the Rochester Hub and the Spokes on pause; the risk that the New York state and municipal authorities determine that the permits granted to Li-Cycle for the production of metal sulphates at the Rochester Hub will be impacted by the change to MHP and the reduction in scope for the project; Li-Cycle’s failure to materially increase recycling capacity and efficiency; Li-Cycle expects to continue to incur significant expenses and may not achieve or sustain profitability; problems with the handling of lithium-ion battery cells that result in less usage of lithium-ion batteries or affect Li-Cycle’s operations; Li-Cycle’s inability to maintain and increase feedstock supply commitments as well as secure new customers and off-take agreements; a decline in the adoption rate of EVs, or a decline in the support by governments for “green” energy technologies; decreases in benchmark prices for the metals contained in Li-Cycle’s products; changes in the volume or composition of feedstock materials processed at Li-Cycle’s facilities; the development of an alternative chemical make-up of lithium-ion batteries or battery alternatives; Li-Cycle’s expected revenues for the Rochester Hub are expected to be derived significantly from a limited number of customers; uncertainty regarding the sublease agreement with Pike Conductor Dev 1, LLC related to the construction, financing and leasing of a warehouse and administrative building for the Rochester Hub; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s heavy reliance on the experience and expertise of its management; Li-Cycle’s reliance on third-party consultants for its regulatory compliance; Li-Cycle’s inability to complete its recycling processes as quickly as customers may require; Li-Cycle’s inability to compete successfully; increases in income tax rates, changes in income tax laws or disagreements with tax authorities; significant variance in Li-Cycle’s operating and financial results from period to period due to fluctuations in its operating costs and other factors; fluctuations in foreign currency exchange rates which could result in declines in reported sales and net earnings; unfavorable economic conditions, such as consequences of the global COVID-19 pandemic; natural disasters, unusually adverse weather, epidemic or pandemic outbreaks, cyber incidents, boycotts and geo-political events; failure to protect or enforce Li-Cycle’s intellectual property; Li-Cycle may be subject to intellectual property rights claims by third parties; Li-Cycle may be subject to cybersecurity attacks, including, but not limited to, ransomware; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; the potential for Li-Cycle’s directors and officers who hold Company common shares to have interests that may differ from, or be in conflict with, the interests of other shareholders; and risks related to adoption of Li-Cycle’s shareholder rights plan and amendment to the shareholder rights plan and the volatility of the price of Li-Cycle’s common shares. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the section entitled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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